UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 16, 2013

Cornerstone Core Properties REIT, INC.

(Exact name of registrant as specified in its charter)

____________________

Maryland	000-52566	73-1721791
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1920 Main Street, Suite 400

Irvine, California 92614

(Address of principal executive offices)

(949) 852-1007

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Cornerstone Core Properties REIT, Inc. was held on May 16, 2013. The proposal submitted to the stockholders for a vote was to elect two directors to hold office for one-year terms expiring in 2014. The nominees submitted for election as directors were Paul Danchik and Daniel Johnson.

Voting results

The following are the voting results (in number of shares) with respect to the election of directors:

Name	For	Withhold
Paul Danchik	11,312,324.609	1,085,344.779
Daniel Johnson	11,306,418.565	1,091,250.823

A majority of the votes present in person or by proxy at the meeting was required for the election of the directors. As a result, all of the nominees were elected to serve as directors for one-year terms and until their successors are duly elected and qualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CORNERSTONE CORE PROPERTIES REIT, INC.

By: /s/ Timothy C. Collins
Name: Timothy C. Collins
Title: Chief Financial Officer

Dated: July 1, 2013